Exhibit 10.07

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN


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                                TABLE OF CONTENTS

                                                                           PAGE

1.       PURPOSE..............................................................1

2.       DEFINITIONS..........................................................1

3.       NUMBER OF SHARES AVAILABLE FOR OPTIONS...............................8

4.       VESTING LIMITATION FOR ISOS..........................................9

5.       CONDITIONS FOR GRANT OF OPTIONS......................................9

6.       EXERCISE PRICE......................................................12

7.       EXERCISE OF OPTIONS.................................................12

8.       EXERCISABILITY OF OPTIONS...........................................14

9.       TERMINATION OF OPTION EXERCISE PERIOD...............................15

10.      ADJUSTMENT OF SHARES................................................16

11.      TRANSFERABILITY OF OPTIONS..........................................18

12.      ISSUANCE OF SHARES..................................................19

13.      REDEMPTION OF SHARES BY THE COMPANY.................................20

14.      ADMINISTRATION......................................................21

15.      WITHHOLDING OR DEDUCTION FOR TAXES..................................23

16.      INTERPRETATION......................................................23

17.      AMENDMENT AND TERMINATION OF THE PLAN...............................24

18.      INFORMATION TO OPTIONEES............................................24

19.      RIGHTS AS AN EMPLOYEE OR NON-EMPLOYEE...............................24

20.      SUCCESSORS AND ASSIGNS..............................................25


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                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

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         1. Purpose. The Take To Auction.Com, Inc. 1999 Stock Option Plan (the
"Plan") has been established by Take To Auction.Com, Inc., a Florida corporation (the "Company"), to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons who are key to the Company, including key employees of and consultants or advisors to, the Company and its Subsidiaries, if any, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. Definitions. As used herein, the following terms shall have the meanings indicated.

            (a) "Affiliate" shall mean a person, entity or organization which is controlled by, under common control with, controlling, or is an Officer or Director of, beneficial owner of five percent or greater of the equity or voting securities of, or, through contract relationship or otherwise exerts substantial influence over or is substantially influence by, the Company.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Cause" shall mean any of the following:

                  (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an Employee or Non-Employee Eligible Individual;

                  (ii) a willful breach by the Optionee of any of the material terms or provisions of his employment agreement;

                  (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                  (iv) the commission by the Optionee of an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company or its Subsidiary, their properties or personnel;

                  (v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

                  (vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company or any Subsidiary, or that the Optionee has engaged in any act,

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behavior or conduct showing willful or wanton disregard of the best interests of the Company or any Subsidiary or occasioned by a deliberate and material violation or disregard of standards of behavior that the Company or any Subsidiary has a right to expect of its Employees or Non-Employee Eligible Individuals; or

                  (vii) if the Optionee, while employed by or in the service of the Company or any Subsidiary, and for two years thereafter, violates a confidentiality, non-solicitation and/or noncompete agreement with the Company or any Subsidiary, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or any Subsidiary or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, if the Optionee is subject to an employment agreement which defines "Cause," then "Cause" shall have the meaning set forth in such employment agreement.

            (d) "Change of Control" shall mean any of the following events: (i) any "person", as such term is used in section 14(d) of the Securities Exchange Act, other than the Company, any employee benefit plan of the Company or any Affiliate, any Affiliate of the Company, or any shareholder of the Company as of the Effective Date, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act (or any successor rule), directly or indirectly, of twenty percent (20%) or more of the combined voting power of the Company's common stock; (ii) any consolidation or merger of the Company, other than a consolidation or merger with the sole purpose of reorganizing the Company into another form of entity or changing the Company's state of organization; or
(iii) any sale, lease, exchange or other transfer (in one or a series of related transactions) of all, or substantially all, of the assets of the Company other than any sale, lease, exchange or other transfer to any entity which the Company or its stockholders own, directly or indirectly, all of the outstanding voting securities of such entity after such transfer.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

            (f) "Committee" shall mean the compensation committee appointed by the Board pursuant to Section 13 hereof to administer the Plan or, if not appointed, the Board.

            (g) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

            (h) "Company" shall mean Take To Auction.Com, Inc., a Florida corporation.

            (i) "Confidential Information" shall mean any and all information pertaining to the Company (including, without limitation, information relating to its products, services, marketing practices, production practices, management agreements, clients, customers, prospects, sources of prospects, suppliers, financial condition, results of operations, costs and methods of doing business, owners and ownership structure) that is not generally available to the public.

            (j) "Covered Employee" shall mean any individual who, as of the close of the Company's taxable year in which an Option is granted, is (i) the Chief Executive Officer of the Company or is acting in such capacity ("CEO"),
(ii) among the four highest compensated

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officers of the Company (other than the CEO) whose compensation is required to be reported to Shareholders under the Securities Exchange Act, or (iii) otherwise considered to be a "Covered Employee" within the meaning of Section 162(m) of the Code.

            (k) "Director" shall mean a member of the Board.

            (l) "Disability" shall have the same meaning as a "total and permanent (mental or physical) disability" as set forth in Section 22(e)(3) of the Code, as determined by a medical doctor selected by the Committee.

            (m) "Employee" shall mean any person, including an officer or a director, who is employed by the Company, or any Subsidiary.

            (n) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

            (o) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

            (p) "Non-Employee Eligible Individual" shall mean an advisor or consultant to the Company or any Subsidiary who contributes or has an opportunity to contribute to the success of the Company or any Subsidiary.

            (q) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (r) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any unit, division or Subsidiary president, any vice-president of the Company in charge of a principal


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business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant.

            (s) "Option" shall mean a stock option to purchase Shares granted pursuant to this Plan.

            (t) "Option Agreement" shall mean the agreement between the Company and the Optionee pursuant to which Options are granted.

            (u) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person or otherwise.

            (v) "Outside Director" shall mean a member of the Board who: (i) is not a current employee of the Company or any Affiliate, (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or any Affiliate;
(iv) does not receive remuneration either directly or indirectly, in any capacity other than as a director; and (v) satisfies any other conditions that shall from time to time be required to qualify as an "outside director" under
Section 162(m) of the Code and the regulations thereunder and also as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act. For this purpose, "remuneration" shall have the meaning afforded that term pursuant to Treasury Regulations issued under Section 162(m) of the Code, and shall exclude any de minimis remuneration excluded under those Treasury Regulations.

            (w) "Plan" shall mean the Take To Auction.Com, Inc. 1999 Stock Option Plan, effective August 25, 1999.

            (x) "Retirement" shall mean the occurrence of an Optionee's termination of employment or service with the Company and its Subsidiaries after completing at least five years of service and attaining age 65.

            (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Securities Exchange Act.

            (z) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (aa) "Share" shall mean one share of Common Stock, as adjusted in accordance with Section 10 of this Plan.

            (bb) "Subsidiary" shall mean any corporation (other than the Company), partnership, joint venture or other entity (collectively referred to as "entities") in any unbroken chain of entities beginning with the Company if, at the time of the granting of the Option, each of


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the entities other than the last entity in the unbroken chain owns equity possessing 50 percent or more of the profits interest or total combined voting power of all classes of equity in one of the other equities in such chain.

         3. Number of Shares Available for Options. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to fifteen percent (15%) of the issued and outstanding Shares as of the effective date of this Plan, as further adjusted by Section 10;

provided, however, that if any Option granted under this Plan is not exercised in the time allowed for such exercise, or if any such Option shall terminate, expire or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, authorized and unissued, or treasury, Shares shall be reserved for issuance to permit exercise under this Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and the Option Agreement shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option or, failing a clear indication, be deemed a Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. Vesting Limitation for ISOs. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

         5. Conditions for Grant of Options.

            (a) Each Option shall be evidenced by a written Option Agreement in the form of Exhibit A attached hereto that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.

            (b) Optionees shall be selected by the Committee from: (i) all Employees (including Directors and Officers who are Employees); (ii) Non-Employee Eligible Individuals; and (iii) former or prospective Employees and Non-Employee Eligible Individuals.

            (c) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, with respect to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation: (i) the exercise price or prices of the Option or any installments thereof; (ii) the date or dates on which the Option becomes and/or remains exercisable; (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain standards, specifications or goals; (iv) conditioning the exercise of an Option on the continued employment or service of the

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Optionee for a specified period of time; or (v) other conditions or termination events with respect to the exercisability of any Option, provided that such other conditions or events are not more favorable to an Optionee than those expressly permitted herein.

            (d) The Options granted to Employees or Non-Employee Eligible Individuals under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with or service to the Company or its Subsidiaries.

            (e) Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary, as those terms are defined in Section 424 of the Code, at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

            (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Shares with respect to which Options may be granted to any one Optionee may not exceed sixty percent (60%) of authorized Options, subject to adjustment as provided in
Section 10(a) hereof.

            (g) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Covered Employee unless the grant of such Option is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Outside Directors.

            (h) Incentive Stock Options may be granted only to Employees.

            (i) The Committee may, in its sole discretion, condition the grant of an Option upon the execution and delivery of confidentiality, non-competition and other restrictive covenants and agreements, all of which may be incorporated into the Option Agreement.

            (j) The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination to grant such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         6. Exercise Price.

            (a) Except as provided in this Section 6, the exercise price per Share of any Option shall be the price determined by the Committee at the time the Option is granted, provided it is in excess of the Share's par value.

            (b) Subject to Section 5(e), the exercise price of any Incentive Stock Option shall not be less than the Fair Market Value of the Share underlying the Option (as determined in the sole and absolute discretion of the Committee in a fair and uniform manner) on the date such Incentive Stock Option is granted.



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         7. Exercise of Options.

            (a) An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise in accordance with the terms of the Option; (ii) full payment of the exercise price for all of the Shares as to which the Option is exercised has been made; (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable shareholders' agreement; and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option Agreement, the exercise price of any Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note (as described below). If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

            (b) The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the financing necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or in part with the Optionee's promissory note, such note shall: (i) provide for full recourse to the maker; (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option; (iii) bear interest at the prime rate of the Company's principal lender, plus two percent; and (iv) contain such other terms as the Board or Committee in its sole discretion shall reasonably require.

            (c) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the Shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in Section 10 hereof.

         8. Exercisability of Options.




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            (a) Except as otherwise provided in this Section 8 and subject to
Section 12, an Option shall become exercisable in such amounts, at such vesting intervals, upon such events or occurrences, and upon such other terms and conditions as shall be provided in the individual's Option Agreement.

            (b) Subject to Section 5(e), the expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 7 years from the date of grant of the Option.

            (c) Unless otherwise expressly provided in any Option Agreement, and notwithstanding the exercise schedule set forth in any Option Agreement, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control or the Optionee's termination of employment with the Company by reason of Retirement, death or Disability. However, unless otherwise expressly provided in any Option Agreement, the Option shall not be exercisable earlier than six months after the date of grant, and if and only if Optionee remains in the employ or service of the Company or Subsidiary, as the case may be, on such date.

         9. Termination of Option Exercise Period.

            (a) Unless otherwise expressly provided in any Option Agreement, the unexercised portion of any Option granted to an Optionee shall automatically and without notice immediately terminate at the earliest to occur of the following:

                  (i) one year after the date on which the Optionee's employment or service is terminated for any reason, other than by reason of: (A) Cause; (B) voluntary termination of employment or service by the Optionee; or (C) the Optionee's death;

                  (ii) immediately upon the termination by the Company of the Optionee's employment or service for Cause;

                  (iii) ninety days after the voluntary termination of employment or service by the Optionee;

                  (iv) one year after the date of the Optionee's death provided, that with respect to the death of an Optionee who previously terminated his employment or his service by reason of Disability, the option exercise period shall expire at the later to occur of one year following the date on which the Optionee's employment or service with the Company was terminated due to Disability, or one month following the Optionee's death.

            (b) Unless otherwise expressly provided in any Option, the Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.



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            (c) Upon termination of an Option (or portion thereof) pursuant to the foregoing provisions of this Section 9, any Option (or portion thereof) not previously exercised shall be canceled.

         10. Adjustment of Shares.

            (a) If, at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Common Stock through the declaration of a stock dividend, through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option), then and in such event:

         (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

         (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

            (b) Such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

            (c) Subject to the specific terms of any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

            (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

            (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or

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liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

            (f) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Transferability of Options.

            (a) No Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void; provided, however, that a Non-Statutory Stock Option may be transferred to a family member or trust for the benefit of a family member if the Committee's prior written consent is obtained (which consent may be obtained at the time an Option is granted) and provided the transaction does not violate the requirements of Rule 16b-3. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Statutory Stock Option that has been assigned or otherwise transferred with the Committee's prior written consent, only by the assignee consented to by the Committee.

            (b) Unless the Committee's prior written consent is obtained (which consent may be obtained at the time an Option is granted), and provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer, as that term is defined under Rule 16b-3, or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         12. Issuance of Shares.

            (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

            (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and


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                  (ii) (A) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         13. Redemption of Shares by the Company.

            (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions of this Plan to the contrary, the Company shall have the right to redeem any Shares issued to any Optionee upon the exercise by such Optionee of the Option granted to him under the Plan immediately upon the termination of Optionee's employment or service arising from (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

            (b) Redemption Price.

                  (i) The purchase price (the "Redemption Price"), to be paid by the Company at the Redemption Closing (as defined herein) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant to Section 13(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption, as determined in accordance with Section 2(n) hereof.

                  (ii) In the event of an Event of Redemption set forth in
Section 13(a)(iv), the Redemption Price shall be zero, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for his Shares.

            (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         14. Administration.

            (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Outside Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options; (ii) determine the Fair Market Value per Share; (iii) determine the exercise price per Share at which Non-Statutory Stock Options may be exercised; (iv) determine the Optionees to whom, and the time or times at which, Options shall be granted; (v) determine the number of Shares subject to each Option; (vi) determine the terms, conditions and provisions of each Option granted (which need not be identical);
(vii) with the consent of the holder thereof, modify or amend each Option;
(viii) defer (with the consent of the Optionee) or accelerate the exercise date of any Option; and (ix) make all other determinations deemed necessary or advisable for the administration of this Plan.

            (c) The Committee may, from time to time, adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan or any Option shall be final and conclusive, and binding upon all Optionees and any other holders of any Options granted under this Plan.

            (d) Any and all decisions or determinations of the Committee shall be made either: (i) by a majority vote of the members of the Committee at a meeting of the Committee; or (ii) without a meeting by the unanimous written approval of the members of the Committee.

            (e) The Board may reserve to itself the power to grant Options to Employees or Directors or directors of any Subsidiary who are not Covered Employees. If and to the extent that the Board reserves such powers, then all references herein to the Committee shall refer to the Board with respect to the Options granted by the Board.

            (f) No Member of the Committee, or any Officer or Director, shall be personally liable for any act or omission made in good faith in connection with this Plan.

            (g) The inability of the Company to obtain authority from any regulatory body having jurisdiction over the grant of options under the Plan, which authority is deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken, as determined by the Committee in its sole discretion.

         16. Interpretation.

            (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

            (b) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board and the Committee each may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

            (c) This Plan shall be governed by the internal laws of the State of Florida.

            (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

            (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         17. Amendment and Termination of the Plan. Either the Board or the Committee may from time to time amend or terminate this Plan or any Option without approval of the shareholders of the Company, unless shareholder approval is required by Rule 16b-3, applicable stock exchange or quotation systems, or applicable Code provisions; provided, however, that, except to the extent provided in Section 9, no amendment or termination of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such person has one or more Options outstanding, copies of all annual reports and other information provided to all shareholders of the Company The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key Employees whose duties assure their access to equivalent information.

         19. Rights as an Employee or Non-Employee. Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

         20. Successors and Assigns. The Plan shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir, or legatee of the Optionee.

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT

                            -------------------------


         This agreement ("Agreement") by and between Take To Auction.Com, Inc., a Florida corporation (the "Company"), and Albert Friedman (the "Optionee") currently residing at __________________________________, as entered into as of the 25th day of August, 1999 (the "Grant Date"). Under this Agreement, the Company grants an option (the "Option") to the Optionee to purchase a total of one hundred seventy-four thousand four hundred ninety (174,490) shares (the "Shares") of Common Stock which takes into consideration the stock split on a 2.326530644-for-1 basis effective November 3, 1999, par value $.001 per share of the Company (the "Common Stock") at the exercise price determined as provided herein, pursuant to the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions thereof. Capitalized terms used but not otherwise defined herein shall have the same meanings as provided in the Plan.

         1. Nature of the Option. This Option is a Non-Statutory Stock Option and is not intended to constitute an "incentive stock option" as that term is used in Code Section 422.

         2. Exercise Schedule. Except as otherwise provided herein or in the Plan, this Option shall be exercisable in accordance with Section 6 in whole or in part and cumulatively according to the following schedule:

                  (a) 58,163.33 shares of Common Stock shall vest one year after the signing of this Agreement.

                  (b) 58,163.33 shares of Common Stock shall vest two years after the signing of this Agreement.

                  (c) 58,163.33 shares of Common Stock shall vest three years after the signing of this Agreement.

provided, however, that in no event shall the Option be exercisable after the expiration of 7 years from the Grant Date. Notwithstanding any other provision herein, each increment of this Option set forth in the schedule above shall vest and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the relevant date or dates indicated above.

         3. Change of Control; Acceleration of Vesting. In the event of a Change of Control this Option may, at the sole discretion of the Committee: (a) become immediately vested and exercisable in full; or (b) be converted into an option or similar equity security of the surviving or successor company having, as similar as possible or better, the rights, value, terms and characteristics of this Option, or (c) terminate immediately prior to the consummation of such proposed action; provided, that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her Option.

         4. Exercise Price. The exercise price of the Shares subject to this Option is $0.41 for each Share.

         5. Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become unexercisable at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee's
employment or service with the Company or a Subsidiary is terminated for any reason, including, but not limited to a Disability, other than by reason of (A) Cause, (B) voluntary termination of employment by the Optionee, or (C) the Optionee's death;

                           (ii) immediately upon the termination by the Company
or any Subsidiary of the Optionee's employment or service for Cause;

                           (iii) ninety days after the voluntary termination of
employment or service with the Company or any Subsidiary by the Optionee;

                           (iv) one year after the date of the Optionee's death;
provided, that if the Optionee shall die after terminating employment or service by reason of Disability, the unexercised portion of any Option may be exercisable only until the later to occur of one year following the Optionee's termination of employment or service, or one month following the Optionee's death.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of an Option pursuant to the foregoing provisions of this Section 5, any Option (or portion thereof) not previously exercised pursuant to Section 7 hereof shall be canceled.

         6. Transferability of Options.

                  (a) This Option is not subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or by the laws of descent and distribution and any attempt to make such a prohibited transfer shall be void. Notwithstanding, the Committee hereby permits the Optionee to transfer this Non Statutory Stock Option to a family member or trust for the benefit of a family member, provided such transfer does not violate the requirements of Rule 16-3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, in the event this Non Statutory Stock Option has been assigned or otherwise transferred, only by such assignee.

                  (b) Provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer or Director, as these terms are defined under Rule 16b-3, pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the Grant Date.

         7. Exercise of Options.

                  (a) The Optionee shall exercise the Option in whole or in part by filing a written notice in the form of an "Exercise Letter" (attached hereto as Exhibit 1) with the Secretary of the Company at its corporate headquarters. The Exercise Letter shall specify the number of Shares that the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such Shares as indicated in the Exercise Letter.

                  (b) The exercise price of the Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Exercise Letter is filed with the Company.

                  (c) The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Option and the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock subject to an Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in
Section 10 hereof.

         8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal and State laws pertaining to the issuance of securities. If the Company reaches such a determination, it shall use all reasonable efforts to obtain compliance to such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         9. Death of Optionee. Upon the death of Optionee this Option may be exercised by the executor or administrator of the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to Section 5(a) hereof, and subject to all of the restrictions contained in this Agreement and the Plan.

         10. Adjustment of Shares.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock covered by this Option, shall be appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option). Such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

                  (b) The Committee may change the terms of Options outstanding under the Plan, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

                  (c) Except as expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this Option.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         12. Redemption of Shares by the Corporation.

                  (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions to the contrary, and in addition to the rights of the Company contained in Section 5 hereof, the Company shall have the right to redeem any Shares issued to the Optionee pursuant to the exercise by such Optionee of the Option granted to him hereunder immediately upon the termination of Optionee's employment or services arising from: (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

                  (b) Redemption Price.

                           (i) Subject to clause (ii) below, the purchase price
(the "Redemption Price"), to be paid by the Company to the Optionee at the Redemption Closing (as defined below) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant Section 12(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption as determined in accordance with Section 2(n) of the Plan.

                           (ii) In the event that the Corporation's right to
redeem pursuant to Section 12(a) above occurs as a result of the termination of employment or services of the Optionee for Cause, as set forth in Section 12(a)(iv) hereof, the Optionee shall not be entitled to receive any compensation for his Shares, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for the Shares.

                  (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         13. Withholding. In the event the Company determines that it is required to withhold Federal, state, or local taxes in connection with the purchase or disposition of Shares, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy no more than the statutory minimum of such withholding requirements.

         14. Miscellaneous.

                  (a) If any provision of this Agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

                  (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any

Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

                  (f) This Agreement shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir or legatee of the Optionee.

         15. Acknowledgment. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

                                          TAKE TO AUCTION.COM, INC.

                                           By:/s/ Mitchell Morgan
                                              ------------------
                                              Mitchell Morgan, Vice President
                                              and Chief Financial Officer

- --------------------------------------------------------------------------------



Accepted and Agreed to on the
date first above written.

OPTIONEE

/s/ Albert Friedman
- -----------------------
Albert Friedman

                                    Exhibit 1

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                        Election to Exercise Stock Option

To:

From:

Date:

                  Pursuant to the provisions of my Option Agreement (the "Agreement") issued under the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") with the grant date of _______________ [insert Grant Date], I hereby elect to exercise on the exercise date indicated below the option evidenced by that Agreement (the "Option") with respect to ___________ [insert number] Shares of Take To Auction.Com, Inc. (the "Option Shares"). I agree to purchase the Option Shares at the price and terms established under the Agreement and the Plan. I am attaching $_____________ (__________ U.S. Dollars) as payment in full of the exercise price of the Option Shares in the form of cash, bank check, certified check or personal check (with the consent of the Committee) [circle one].

                  I hereby represent that I am acquiring the Option Shares for my own account for investment and that I have no present intention of distributing or otherwise disposing of any such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). I understand that no delivery of the Option Shares will be made to me until the Committee has determined that such delivery complies with applicable federal and state securities laws.

                  I also recognize that such shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or any applicable state securities laws, that the certificate will contain a legend restricting their transfer, that the transfer agent for Take To Auction.Com, Inc. (the "Company") will be instructed not to effectuate a transfer without written authorization from the Company and that the Option Shares may not be transferred or sold unless they are subsequently registered or an exemption from such registration is available. I understand that the Company is under no obligation to register the Option Shares.

                  I am aware of the Company's business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. I acknowledge that I have received from the Company a copy of the Plan and a copy of the Agreement. I have substantial knowledge and experience in financial and business matters so that I am capable of evaluating the merits and risks of acquiring the Option Shares and have the capacity to protect my own interests.

                  [I am an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.]

                  I further understand that pursuant to the Agreement the Option Shares are subject to additional restrictions regarding transfer and resale and Company repurchase rights.

                  I hereby warrant that I am entitled under the Agreement and the Plan to purchase the Option Shares which I have agreed to purchase herein.

                  I further understand that the Company may refrain from delivering or transferring the Option Shares until the Committee has determined that I have made payment in full of the Purchase Price for all Option Shares designated in this document (e.g., my check has cleared, if payment is made by personal check) and I have tendered to the Company (or, if applicable, an affiliate of the Company) cash or other consideration acceptable to the Committee which is sufficient to pay any federal, state or local taxes that the Committee determines the Company (or, if applicable, an affiliate of the Company) is required to withhold as a result of my exercise of the Option and that the Company (or, if applicable, an affiliate of the Company) has the right to deduct from cash payments otherwise due to me any such tax.



- --------------------------------------
(signature)


Exercise Date:
              ------------------------

                            TAKE TO AUCTION.COM, INC.
                             1999 STOCK OPTION PLAN
                              AMENDED AND RESTATED
                      NON-STATUTORY STOCK OPTION AGREEMENT

                            -------------------------

         This amended and restated agreement ("Restated Agreement") by and between Take To Auction.Com, Inc., a Florida corporation (the "Company"), and Mitchell H. Morgan (the "Optionee") currently residing at __________________________________, as entered into as of the 25th day of
August, 1999 (the "Grant Date"). Under this Restated Agreement, the Company grants an option (the "Option") to the Optionee to purchase a total of one hundred forty-five thousand four hundred eight (145,408) shares (the "Shares") of Common Stock which takes into consideration the stock split on a 2.326530644-for-1 basis effective November 3, 1999, par value $.001 per share of the Company (the "Common Stock") at the exercise price determined as provided herein, pursuant to the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions thereof. Capitalized terms used but not otherwise defined herein shall have the same meanings as provided in the Plan.

         1. Nature of the Option. This Option is a Non-Statutory Stock Option and is not intended to constitute an "incentive stock option" as that term is used in Code Section 422.

         2. Exercise Schedule. Except as otherwise provided herein or in the Plan, this Option shall be exercisable in accordance with Section 6 in whole or in part and cumulatively according to the following schedule:

                  (a) 48,469.33 shares of Common Stock shall vest one year after the signing of this Restated Agreement.

                  (b) 48,469.33 shares of Common Stock shall vest two years after the signing of this Restated Agreement.

                  (c) 48,469.33 shares of Common Stock shall vest three years after the signing of this Restated Agreement.

provided, however, that in no event shall the Option be exercisable after the expiration of 7 years from the Grant Date. Notwithstanding any other provision herein, each increment of this Option set forth in the schedule above shall vest and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the relevant date or dates indicated above.

         3. Change of Control; Acceleration of Vesting. In the event of a Change of Control this Option may, at the sole discretion of the Committee: (a) become immediately vested and exercisable in full; or (b) be converted into an option or similar equity security of the surviving or successor company having, as similar as possible or better, the rights, value, terms and characteristics of this Option, or (c) terminate immediately prior to the consummation of such proposed action; provided, that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her Option.

         4. Exercise Price. The exercise price of the Shares subject to this Option is $0.41 for each Share.

         5. Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become unexercisable at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee's
employment or service with the Company or a Subsidiary is terminated for any reason, including, but not limited to a Disability, other than by reason of (A) Cause, (B) voluntary termination of employment by the Optionee, or (C) the Optionee's death;

                           (ii) immediately upon the termination by the Company
or any Subsidiary of the Optionee's employment or service for Cause;

                           (iii) ninety days after the voluntary termination of
employment or service with the Company or any Subsidiary by the Optionee;

                           (iv) one year after the date of the Optionee's death;
provided, that if the Optionee shall die after terminating employment or service by reason of Disability, the unexercised portion of any Option may be exercisable only until the later to occur of one year following the Optionee's termination of employment or service, or one month following the Optionee's death.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of an Option pursuant to the foregoing provisions of this Section 5, any Option (or portion thereof) not previously exercised pursuant to Section 7 hereof shall be canceled.

         6. Transferability of Options.

                  (a) This Option is not subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or by the laws of descent and distribution and any attempt to make such a prohibited transfer shall be void. Notwithstanding, the Committee hereby permits the Optionee to transfer this Non Statutory Stock Option to a family member or trust for the benefit of a family member, provided such transfer does not violate the requirements of Rule 16-3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, in the event this Non Statutory Stock Option has been assigned or otherwise transferred, only by such assignee.

                  (b) Provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer or Director, as these terms are defined under Rule 16b-3, pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the Grant Date.

         7. Exercise of Options.

                  (a) The Optionee shall exercise the Option in whole or in part by filing a written notice in the form of an "Exercise Letter" (attached hereto as Exhibit 1) with the Secretary of the Company at its corporate headquarters. The Exercise Letter shall specify the number of Shares that the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such Shares as indicated in the Exercise Letter.

                  (b) The exercise price of the Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Exercise Letter is filed with the Company.

                  (c) The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Option and the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock subject to an Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in
Section 10 hereof.

         8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal and State laws pertaining to the issuance of securities. If the Company reaches such a determination, it shall use all reasonable efforts to obtain compliance to such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         9. Death of Optionee. Upon the death of Optionee this Option may be exercised by the executor or administrator of the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to Section 5(a) hereof, and subject to all of the restrictions contained in this Restated Agreement and the Plan.

         10. Adjustment of Shares.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock covered by this Option, shall be appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option). Such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

                  (b) The Committee may change the terms of Options outstanding under the Plan, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

                  (c) Except as expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this Option.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         12. Redemption of Shares by the Corporation.

                  (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions to the contrary, and in addition to the rights of the Company contained in Section 5 hereof, the Company shall have the right to redeem any Shares issued to the Optionee pursuant to the exercise by such Optionee of the Option granted to him hereunder immediately upon the termination of Optionee's employment or services arising from: (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

                  (b) Redemption Price.

                           (i) Subject to clause (ii) below, the purchase price
(the "Redemption Price"), to be paid by the Company to the Optionee at the Redemption Closing (as defined below) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant Section 12(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption as determined in accordance with Section 2(n) of the Plan.

                           (ii) In the event that the Corporation's right to
redeem pursuant to Section 12(a) above occurs as a result of the termination of employment or services of the Optionee for Cause, as set forth in Section 12(a)(iv) hereof, the Optionee shall not be entitled to receive any compensation for his Shares, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for the Shares.

                  (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         13. Withholding. In the event the Company determines that it is required to withhold Federal, state, or local taxes in connection with the purchase or disposition of Shares, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy no more than the statutory minimum of such withholding requirements.

         14.      Miscellaneous.

                  (a) If any provision of this Restated Agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Restated Agreement shall be construed and enforced as if such provision had never been included in this Restated Agreement.

                  (b) This Restated Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

                  (c) Headings contained in this Restated Agreement are for convenience only and shall in no manner be construed as part of this Restated Agreement.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

                  (f) This Restated Agreement shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir or legatee of the Optionee.

         15. Acknowledgment. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Restated Agreement.

         IN WITNESS WHEREOF, each of the parties has executed this Restated Agreement as of the date first above written.

                                     TAKE TO AUCTION.COM, INC.

                                     By:/s/ Albert Friedman
                                        --------------------------
                                        Albert Friedman, President

- --------------------------------------------------------------------------------




Accepted and Agreed to on the
date first above written.

OPTIONEE

/s/ Mitchell H. Morgan
- --------------------------
Mitchell H. Morgan

                                    Exhibit 1

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                        Election to Exercise Stock Option

To:

From:

Date:

         Pursuant to the provisions of my Restated Option Agreement (the "Restated Agreement") issued under the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") with the grant date of _______________ [insert Grant Date], I hereby elect to exercise on the exercise date indicated below the option evidenced by that Restated Agreement (the "Option") with respect to ___________ [insert number] Shares of Take To Auction.Com, Inc. (the "Option Shares"). I agree to purchase the Option Shares at the price and terms established under the Restated Agreement and the Plan. I am attaching $_____________ (__________ U.S. Dollars) as payment in full of the exercise price of the Option Shares in the form of cash, bank check, certified check or personal check (with the consent of the Committee) [circle one].

         I hereby represent that I am acquiring the Option Shares for my own account for investment and that I have no present intention of distributing or otherwise disposing of any such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). I understand that no delivery of the Option Shares will be made to me until the Committee has determined that such delivery complies with applicable federal and state securities laws.

         I also recognize that such shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or any applicable state securities laws, that the certificate will contain a legend restricting their transfer, that the transfer agent for Take To Auction.Com, Inc. (the "Company") will be instructed not to effectuate a transfer without written authorization from the Company and that the Option Shares may not be transferred or sold unless they are subsequently registered or an exemption from such registration is available. I understand that the Company is under no obligation to register the Option Shares.

         I am aware of the Company's business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. I acknowledge that I have received from the Company a copy of the Plan and a copy of the Restated Agreement. I have substantial knowledge and experience in financial and business matters so that I am capable of evaluating the merits and risks of acquiring the Option Shares and have the capacity to protect my own interests.

         [I am an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.]

         I further understand that pursuant to the Restated Agreement the Option Shares are subject to additional restrictions regarding transfer and resale and Company repurchase rights.

         I hereby warrant that I am entitled under the Restated Agreement and the Plan to purchase the Option Shares which I have agreed to purchase herein.

         I further understand that the Company may refrain from delivering or transferring the Option Shares until the Committee has determined that I have made payment in full of the Purchase Price for all Option Shares designated in this document (e.g., my check has cleared, if payment is made by personal check) and I have tendered to the Company (or, if applicable, an affiliate of the Company) cash or other consideration acceptable to the Committee which is sufficient to pay any federal, state or local taxes that the Committee determines the Company (or, if applicable, an affiliate of the Company) is required to withhold as a result of my exercise of the Option and that the Company (or, if applicable, an affiliate of the Company) has the right to deduct from cash payments otherwise due to me any such tax.



- -------------------------------------
(signature)




Exercise Date:
              -----------------------

                            TAKE TO AUCTION.COM, INC.
                             1999 STOCK OPTION PLAN
                      NON-STATUTORY STOCK OPTION AGREEMENT

                            -------------------------


         This agreement ("Agreement") by and between Take To Auction.Com, Inc., a Florida corporation (the "Company"), and Lucien Lallouz (the "Optionee") currently residing at __________________________________, as entered into as of the 25th day of August, 1999 (the "Grant Date"). Under this Agreement, the Company grants an option (the "Option") to the Optionee to purchase a total of one hundred seventy-four thousand four hundred ninety (174,490) shares (the "Shares") of Common Stock which takes into consideration the stock split on a 2.326530644-for-1 basis effective November 3, 1999, par value $.001 per share of the Company (the "Common Stock") at the exercise price determined as provided herein, pursuant to the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions thereof. Capitalized terms used but not otherwise defined herein shall have the same meanings as provided in the Plan.

         1. Nature of the Option. This Option is a Non-Statutory Stock Option and is not intended to constitute an "incentive stock option" as that term is used in Code Section 422.

         2. Exercise Schedule. Except as otherwise provided herein or in the Plan, this Option shall be exercisable in accordance with Section 6 in whole or in part and cumulatively according to the following schedule:

                  (a) 58,163.33 shares of Common Stock shall vest one year after the signing of this Agreement.

                  (b) 58,163.33 shares of Common Stock shall vest two years after the signing of this Agreement.

                  (c) 58,163.33 shares of Common Stock shall vest three years after the signing of this Agreement.

provided, however, that in no event shall the Option be exercisable after the expiration of 7 years from the Grant Date. Notwithstanding any other provision herein, each increment of this Option set forth in the schedule above shall vest and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the relevant date or dates indicated above.

         3. Change of Control; Acceleration of Vesting. In the event of a Change of Control this Option may, at the sole discretion of the Committee: (a) become immediately vested and exercisable in full; or (b) be converted into an option or similar equity security of the surviving or successor company having, as similar as possible or better, the rights, value, terms and characteristics of this Option, or (c) terminate immediately prior to the consummation of such proposed action; provided, that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her Option.

         4. Exercise Price. The exercise price of the Shares subject to this Option is $0.41 for each Share.

         5. Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become unexercisable at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee's
employment or service with the Company or a Subsidiary is terminated for any reason, including, but not limited to a Disability, other than by reason of (A) Cause, (B) voluntary termination of employment by the Optionee, or (C) the Optionee's death;

                           (ii) immediately upon the termination by the Company
or any Subsidiary of the Optionee's employment or service for Cause;

                           (iii) ninety days after the voluntary termination of
employment or service with the Company or any Subsidiary by the Optionee;

                           (iv) one year after the date of the Optionee's death;
provided, that if the Optionee shall die after terminating employment or service by reason of Disability, the unexercised portion of any Option may be exercisable only until the later to occur of one year following the Optionee's termination of employment or service, or one month following the Optionee's death.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of an Option pursuant to the foregoing provisions of this Section 5, any Option (or portion thereof) not previously exercised pursuant to Section 7 hereof shall be canceled.

         6. Transferability of Options.

                  (a) This Option is not subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or by the laws of descent and distribution and any attempt to make such a prohibited transfer shall be void. Notwithstanding, the Committee hereby permits the Optionee to transfer this Non Statutory Stock Option to a family member or trust for the benefit of a family member, provided such transfer does not violate the requirements of Rule 16-3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, in the event this Non Statutory Stock Option has been assigned or otherwise transferred, only by such assignee.

                  (b) Provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer or Director, as these terms are defined under Rule 16b-3, pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the Grant Date.

         7. Exercise of Options.

                  (a) The Optionee shall exercise the Option in whole or in part by filing a written notice in the form of an "Exercise Letter" (attached hereto as Exhibit 1) with the Secretary of the Company at its corporate headquarters. The Exercise Letter shall specify the number of Shares that the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such Shares as indicated in the Exercise Letter.

                  (b) The exercise price of the Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Exercise Letter is filed with the Company.

                  (c) The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Option and the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock subject to an Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in
Section 10 hereof.

         8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal and State laws pertaining to the issuance of securities. If the Company reaches such a determination, it shall use all reasonable efforts to obtain compliance to such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         9. Death of Optionee. Upon the death of Optionee this Option may be exercised by the executor or administrator of the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to Section 5(a) hereof, and subject to all of the restrictions contained in this Agreement and the Plan.

         10. Adjustment of Shares.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock covered by this Option, shall be appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option). Such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

                  (b) The Committee may change the terms of Options outstanding under the Plan, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

                  (c) Except as expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this Option.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         12. Redemption of Shares by the Corporation.

                  (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions to the contrary, and in addition to the rights of the Company contained in Section 5 hereof, the Company shall have the right to redeem any Shares issued to the Optionee pursuant to the exercise by such Optionee of the Option granted to him hereunder immediately upon the termination of Optionee's employment or services arising from: (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

                  (b) Redemption Price.

                           (i) Subject to clause (ii) below, the purchase price
(the "Redemption Price"), to be paid by the Company to the Optionee at the Redemption Closing (as defined below) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant Section 12(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption as determined in accordance with Section 2(n) of the Plan.

                           (ii) In the event that the Corporation's right to
redeem pursuant to Section 12(a) above occurs as a result of the termination of employment or services of the Optionee for Cause, as set forth in Section 12(a)(iv) hereof, the Optionee shall not be entitled to receive any compensation for his Shares, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for the Shares.

                  (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         13. Withholding. In the event the Company determines that it is required to withhold Federal, state, or local taxes in connection with the purchase or disposition of Shares, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy no more than the statutory minimum of such withholding requirements.

         14. Miscellaneous.

                  (a) If any provision of this Agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

                  (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any

Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

                  (f) This Agreement shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir or legatee of the Optionee.

         15. Acknowledgment. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

                                  TAKE TO AUCTION.COM, INC.

                                  By:/s/ Albert Friedman
                                     ----------------------------
                                     Albert Friedman, President

- --------------------------------------------------------------------------------




Accepted and Agreed to on the date first above written.

OPTIONEE

/s/ Lucien Lallouz
- -----------------------
Lucien Lallouz

                                    Exhibit 1

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                        Election to Exercise Stock Option

To:

From:

Date:

         Pursuant to the provisions of my Option Agreement (the "Agreement") issued under the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") with the grant date of _______________ [insert Grant Date], I hereby elect to exercise on the exercise date indicated below the option evidenced by that Agreement (the "Option") with respect to ___________ [insert number] Shares of Take To Auction.Com, Inc. (the "Option Shares"). I agree to purchase the Option Shares at the price and terms established under the Agreement and the Plan. I am attaching $_____________ (__________ U.S. Dollars) as payment in full of the exercise price of the Option Shares in the form of cash, bank check, certified check or personal check (with the consent of the Committee) [circle one].

         I hereby represent that I am acquiring the Option Shares for my own account for investment and that I have no present intention of distributing or otherwise disposing of any such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). I understand that no delivery of the Option Shares will be made to me until the Committee has determined that such delivery complies with applicable federal and state securities laws.

         I also recognize that such shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or any applicable state securities laws, that the certificate will contain a legend restricting their transfer, that the transfer agent for Take To Auction.Com, Inc. (the "Company") will be instructed not to effectuate a transfer without written authorization from the Company and that the Option Shares may not be transferred or sold unless they are subsequently registered or an exemption from such registration is available. I understand that the Company is under no obligation to register the Option Shares.

         I am aware of the Company's business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. I acknowledge that I have received from the Company a copy of the Plan and a copy of the Agreement. I have substantial knowledge and experience in financial and business matters so that I am capable of evaluating the merits and risks of acquiring the Option Shares and have the capacity to protect my own interests.

         [I am an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.]

         I further understand that pursuant to the Agreement the Option Shares are subject to additional restrictions regarding transfer and resale and Company repurchase rights.

         I hereby warrant that I am entitled under the Agreement and the Plan to purchase the Option Shares which I have agreed to purchase herein.

         I further understand that the Company may refrain from delivering or transferring the Option Shares until the Committee has determined that I have made payment in full of the Purchase Price for all Option Shares designated in this document (e.g., my check has cleared, if payment is made by personal check) and I have tendered to the Company (or, if applicable, an affiliate of the Company) cash or other consideration acceptable to the Committee which is sufficient to pay any federal, state or local taxes that the Committee determines the Company (or, if applicable, an affiliate of the Company) is required to withhold as a result of my exercise of the Option and that the Company (or, if applicable, an affiliate of the Company) has the right to deduct from cash payments otherwise due to me any such tax.




- ------------------------------------
(signature)




Exercise Date:
              ----------------------

                            TAKE TO AUCTION.COM, INC.
                             1999 STOCK OPTION PLAN
                      NON-STATUTORY STOCK OPTION AGREEMENT

                            -------------------------


         This agreement ("Agreement") by and between Take To Auction.Com, Inc., a Florida corporation (the "Company"), and Hugo Calemczuk (the "Optionee") currently residing at __________________________________, as entered into as of the 25th day of August, 1999 (the "Grant Date"). Under this Agreement, the Company grants an option (the "Option") to the Optionee to purchase a total of one hundred seventy-four thousand four hundred ninety (174,490) shares (the "Shares") of Common Stock which takes into consideration the stock split on a 2.326530644-for-1 basis effective November 3, 1999, par value $.001 per share of the Company (the "Common Stock") at the exercise price determined as provided herein, pursuant to the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions thereof. Capitalized terms used but not otherwise defined herein shall have the same meanings as provided in the Plan.

         1. Nature of the Option. This Option is a Non-Statutory Stock Option and is not intended to constitute an "incentive stock option" as that term is used in Code Section 422.

         2. Exercise Schedule. Except as otherwise provided herein or in the Plan, this Option shall be exercisable in accordance with Section 6 in whole or in part and cumulatively according to the following schedule:

                  (a) 58,163.33 shares of Common Stock shall vest one year after the signing of this Agreement.

                  (b) 58,163.33 shares of Common Stock shall vest two years after the signing of this Agreement.

                  (c) 58,163.33 shares of Common Stock shall vest three years after the signing of this Agreement.

provided, however, that in no event shall the Option be exercisable after the expiration of 7 years from the Grant Date. Notwithstanding any other provision herein, each increment of this Option set forth in the schedule above shall vest and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the relevant date or dates indicated above.

         3. Change of Control; Acceleration of Vesting. In the event of a Change of Control this Option may, at the sole discretion of the Committee: (a) become immediately vested and exercisable in full; or (b) be converted into an option or similar equity security of the surviving or successor company having, as similar as possible or better, the rights, value, terms and characteristics of this Option, or (c) terminate immediately prior to the consummation of such proposed action; provided, that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her Option.

         4. Exercise Price. The exercise price of the Shares subject to this Option is $0.41 for each Share.

         5. Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become unexercisable at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee's
employment or service with the Company or a Subsidiary is terminated for any reason, including, but not limited to a Disability, other than by reason of (A) Cause, (B) voluntary termination of employment by the Optionee, or (C) the Optionee's death;

                           (ii) immediately upon the termination by the Company
or any Subsidiary of the Optionee's employment or service for Cause;

                           (iii) ninety days after the voluntary termination of
employment or service with the Company or any Subsidiary by the Optionee;

                           (iv) one year after the date of the Optionee's death;
provided, that if the Optionee shall die after terminating employment or service by reason of Disability, the unexercised portion of any Option may be exercisable only until the later to occur of one year following the Optionee's termination of employment or service, or one month following the Optionee's death.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of an Option pursuant to the foregoing provisions of this Section 5, any Option (or portion thereof) not previously exercised pursuant to Section 7 hereof shall be canceled.

         6. Transferability of Options.

                  (a) This Option is not subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or by the laws of descent and distribution and any attempt to make such a prohibited transfer shall be void. Notwithstanding, the Committee hereby permits the Optionee to transfer this Non Statutory Stock Option to a family member or trust for the benefit of a family member, provided such transfer does not violate the requirements of Rule 16-3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, in the event this Non Statutory Stock Option has been assigned or otherwise transferred, only by such assignee.

                  (b) Provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer or Director, as these terms are defined under Rule 16b-3, pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the Grant Date.

         7. Exercise of Options.

                  (a) The Optionee shall exercise the Option in whole or in part by filing a written notice in the form of an "Exercise Letter" (attached hereto as Exhibit 1) with the Secretary of the Company at its corporate headquarters. The Exercise Letter shall specify the number of Shares that the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such Shares as indicated in the Exercise Letter.

                  (b) The exercise price of the Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Exercise Letter is filed with the Company.

                  (c) The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Option and the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock subject to an Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in
Section 10 hereof.

         8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal and State laws pertaining to the issuance of securities. If the Company reaches such a determination, it shall use all reasonable efforts to obtain compliance to such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         9. Death of Optionee. Upon the death of Optionee this Option may be exercised by the executor or administrator of the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to Section 5(a) hereof, and subject to all of the restrictions contained in this Agreement and the Plan.

         10. Adjustment of Shares.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock covered by this Option, shall be appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option). Such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

                  (b) The Committee may change the terms of Options outstanding under the Plan, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

                  (c) Except as expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this Option.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         12. Redemption of Shares by the Corporation.

                  (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions to the contrary, and in addition to the rights of the Company contained in Section 5 hereof, the Company shall have the right to redeem any Shares issued to the Optionee pursuant to the exercise by such Optionee of the Option granted to him hereunder immediately upon the termination of Optionee's employment or services arising from: (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

                  (b) Redemption Price.

                           (i) Subject to clause (ii) below, the purchase price
(the "Redemption Price"), to be paid by the Company to the Optionee at the Redemption Closing (as defined below) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant Section 12(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption as determined in accordance with Section 2(n) of the Plan.

                           (ii) In the event that the Corporation's right to
redeem pursuant to Section 12(a) above occurs as a result of the termination of employment or services of the Optionee for Cause, as set forth in Section 12(a)(iv) hereof, the Optionee shall not be entitled to receive any compensation for his Shares, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for the Shares.

                  (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         13. Withholding. In the event the Company determines that it is required to withhold Federal, state, or local taxes in connection with the purchase or disposition of Shares, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy no more than the statutory minimum of such withholding requirements.

         14. Miscellaneous.

                  (a) If any provision of this Agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

                  (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any

Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

                  (f) This Agreement shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir or legatee of the Optionee.

         15. Acknowledgment. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

                                  TAKE TO AUCTION.COM, INC.

                                  By: /s/ Albert Friedman
                                     -----------------------------
                                     Albert Friedman, President

- --------------------------------------------------------------------------------




Accepted and Agreed to on the date first above written.

OPTIONEE

/s/ Hugo Calemczuk
- -------------------------
Hugo Calemczuk

                                    Exhibit 1

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                        Election to Exercise Stock Option

To:

From:

Date:

         Pursuant to the provisions of my Option Agreement (the "Agreement") issued under the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") with the grant date of _______________ [insert Grant Date], I hereby elect to exercise on the exercise date indicated below the option evidenced by that Agreement (the "Option") with respect to ___________ [insert number] Shares of Take To Auction.Com, Inc. (the "Option Shares"). I agree to purchase the Option Shares at the price and terms established under the Agreement and the Plan. I am attaching $_____________ (__________ U.S. Dollars) as payment in full of the exercise price of the Option Shares in the form of cash, bank check, certified check or personal check (with the consent of the Committee) [circle one].

         I hereby represent that I am acquiring the Option Shares for my own account for investment and that I have no present intention of distributing or otherwise disposing of any such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). I understand that no delivery of the Option Shares will be made to me until the Committee has determined that such delivery complies with applicable federal and state securities laws.

         I also recognize that such shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or any applicable state securities laws, that the certificate will contain a legend restricting their transfer, that the transfer agent for Take To Auction.Com, Inc. (the "Company") will be instructed not to effectuate a transfer without written authorization from the Company and that the Option Shares may not be transferred or sold unless they are subsequently registered or an exemption from such registration is available. I understand that the Company is under no obligation to register the Option Shares.

         I am aware of the Company's business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. I acknowledge that I have received from the Company a copy of the Plan and a copy of the Agreement. I have substantial knowledge and experience in financial and business matters so that I am capable of evaluating the merits and risks of acquiring the Option Shares and have the capacity to protect my own interests.

         [I am an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.]

         I further understand that pursuant to the Agreement the Option Shares are subject to additional restrictions regarding transfer and resale and Company repurchase rights.

         I hereby warrant that I am entitled under the Agreement and the Plan to purchase the Option Shares which I have agreed to purchase herein.

         I further understand that the Company may refrain from delivering or transferring the Option Shares until the Committee has determined that I have made payment in full of the Purchase Price for all Option Shares designated in this document (e.g., my check has cleared, if payment is made by personal check) and I have tendered to the Company (or, if applicable, an affiliate of the Company) cash or other consideration acceptable to the Committee which is sufficient to pay any federal, state or local taxes that the Committee determines the Company (or, if applicable, an affiliate of the Company) is required to withhold as a result of my exercise of the Option and that the Company (or, if applicable, an affiliate of the Company) has the right to deduct from cash payments otherwise due to me any such tax.




- ------------------------------------
(signature)



Exercise Date:
              ----------------------

                            TAKE TO AUCTION.COM, INC.
                             1999 STOCK OPTION PLAN
                      NON-STATUTORY STOCK OPTION AGREEMENT

                            -------------------------


         This agreement ("Agreement") by and between Take To Auction.Com, Inc., a Florida corporation (the "Company"), and Horacio Groisman (the "Optionee") currently residing at __________________________________, as entered into as of the ___ day of August, 1999 (the "Grant Date"). Under this Agreement, the Company grants an option (the "Option") to the Optionee to purchase a total of one hundred seventy-four thousand four hundred ninety (174,490) shares (the "Shares") of Common Stock which takes into consideration the stock split on a 2.326530644-for-1 basis effective November 3, 1999, par value $.001 per share of the Company (the "Common Stock") at the exercise price determined as provided herein, pursuant to the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions thereof. Capitalized terms used but not otherwise defined herein shall have the same meanings as provided in the Plan.

         1. Nature of the Option. This Option is a Non-Statutory Stock Option and is not intended to constitute an "incentive stock option" as that term is used in Code Section 422.

         2. Exercise Schedule. Except as otherwise provided herein or in the Plan, this Option shall be exercisable in accordance with Section 6 in whole or in part and cumulatively according to the following schedule:

                  (a) 58,163.33 shares of Common Stock shall vest one year after the signing of this Agreement.

                  (b) 58,163.33 shares of Common Stock shall vest two years after the signing of this Agreement.

                  (c) 58,163.33 shares of Common Stock shall vest three years after the signing of this Agreement.

provided, however, that in no event shall the Option be exercisable after the expiration of 7 years from the Grant Date. Notwithstanding any other provision herein, each increment of this Option set forth in the schedule above shall vest and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the relevant date or dates indicated above.

         3. Change of Control; Acceleration of Vesting. In the event of a Change of Control this Option may, at the sole discretion of the Committee: (a) become immediately vested and exercisable in full; or (b) be converted into an option or similar equity security of the surviving or successor company having, as similar as possible or better, the rights, value, terms and characteristics of this Option, or (c) terminate immediately prior to the consummation of such proposed action; provided, that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her Option.

         4. Exercise Price. The exercise price of the Shares subject to this Option is $0.41 for each Share.

         5. Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become unexercisable at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee's
employment or service with the Company or a Subsidiary is terminated for any reason, including, but not limited to a Disability, other than by reason of (A) Cause, (B) voluntary termination of employment by the Optionee, or (C) the Optionee's death;

                           (ii) immediately upon the termination by the Company
or any Subsidiary of the Optionee's employment or service for Cause;

                           (iii) ninety days after the voluntary termination of
employment or service with the Company or any Subsidiary by the Optionee;

                           (iv) one year after the date of the Optionee's death;
provided, that if the Optionee shall die after terminating employment or service by reason of Disability, the unexercised portion of any Option may be exercisable only until the later to occur of one year following the Optionee's termination of employment or service, or one month following the Optionee's death.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of an Option pursuant to the foregoing provisions of this Section 5, any Option (or portion thereof) not previously exercised pursuant to Section 7 hereof shall be canceled.

         6. Transferability of Options.

                  (a) This Option is not subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or by the laws of descent and distribution and any attempt to make such a prohibited transfer shall be void. Notwithstanding, the Committee hereby permits the Optionee to transfer this Non Statutory Stock Option to a family member or trust for the benefit of a family member, provided such transfer does not violate the requirements of Rule 16-3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, in the event this Non Statutory Stock Option has been assigned or otherwise transferred, only by such assignee.

                  (b) Provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer or Director, as these terms are defined under Rule 16b-3, pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the Grant Date.

         7. Exercise of Options.

                  (a) The Optionee shall exercise the Option in whole or in part by filing a written notice in the form of an "Exercise Letter" (attached hereto as Exhibit 1) with the Secretary of the Company at its corporate headquarters. The Exercise Letter shall specify the number of Shares that the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such Shares as indicated in the Exercise Letter.

                  (b) The exercise price of the Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Exercise Letter is filed with the Company.

                  (c) The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Option and the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock subject to an Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in
Section 10 hereof.

         8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal and State laws pertaining to the issuance of securities. If the Company reaches such a determination, it shall use all reasonable efforts to obtain compliance to such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         9. Death of Optionee. Upon the death of Optionee this Option may be exercised by the executor or administrator of the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to Section 5(a) hereof, and subject to all of the restrictions contained in this Agreement and the Plan.

         10. Adjustment of Shares.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock covered by this Option, shall be appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option). Such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

                  (b) The Committee may change the terms of Options outstanding under the Plan, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

                  (c) Except as expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this Option.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         12. Redemption of Shares by the Corporation.

                  (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions to the contrary, and in addition to the rights of the Company contained in Section 5 hereof, the Company shall have the right to redeem any Shares issued to the Optionee pursuant to the exercise by such Optionee of the Option granted to him hereunder immediately upon the termination of Optionee's employment or services arising from: (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

                  (b) Redemption Price.

                           (i) Subject to clause (ii) below, the purchase price
(the "Redemption Price"), to be paid by the Company to the Optionee at the Redemption Closing (as defined below) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant Section 12(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption as determined in accordance with Section 2(n) of the Plan.

                           (ii) In the event that the Corporation's right to
redeem pursuant to Section 12(a) above occurs as a result of the termination of employment or services of the Optionee for Cause, as set forth in Section 12(a)(iv) hereof, the Optionee shall not be entitled to receive any compensation for his Shares, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for the Shares.

                  (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         13. Withholding. In the event the Company determines that it is required to withhold Federal, state, or local taxes in connection with the purchase or disposition of Shares, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy no more than the statutory minimum of such withholding requirements.

         14. Miscellaneous.

                  (a) If any provision of this Agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

                  (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any

Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

                  (f) This Agreement shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir or legatee of the Optionee.

         15. Acknowledgment. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

                                     TAKE TO AUCTION.COM, INC.

                                     By:/s/ Albert Friedman
                                        --------------------------------
                                        Albert Friedman, President

- --------------------------------------------------------------------------------




Accepted and Agreed to on the date first above written.

OPTIONEE

/s/ Horacio Groisman
- -------------------------------
Horacio Groisman

                                    Exhibit 1

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                        Election to Exercise Stock Option

To:

From:

Date:

         Pursuant to the provisions of my Option Agreement (the "Agreement") issued under the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") with the grant date of _______________ [insert Grant Date], I hereby elect to exercise on the exercise date indicated below the option evidenced by that Agreement (the "Option") with respect to ___________ [insert number] Shares of Take To Auction.Com, Inc. (the "Option Shares"). I agree to purchase the Option Shares at the price and terms established under the Agreement and the Plan. I am attaching $_____________ (__________ U.S. Dollars) as payment in full of the exercise price of the Option Shares in the form of cash, bank check, certified check or personal check (with the consent of the Committee) [circle one].

         I hereby represent that I am acquiring the Option Shares for my own account for investment and that I have no present intention of distributing or otherwise disposing of any such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). I understand that no delivery of the Option Shares will be made to me until the Committee has determined that such delivery complies with applicable federal and state securities laws.

         I also recognize that such shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or any applicable state securities laws, that the certificate will contain a legend restricting their transfer, that the transfer agent for Take To Auction.Com, Inc. (the "Company") will be instructed not to effectuate a transfer without written authorization from the Company and that the Option Shares may not be transferred or sold unless they are subsequently registered or an exemption from such registration is available. I understand that the Company is under no obligation to register the Option Shares.

         I am aware of the Company's business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. I acknowledge that I have received from the Company a copy of the Plan and a copy of the Agreement. I have substantial knowledge and experience in financial and business matters so that I am capable of evaluating the merits and risks of acquiring the Option Shares and have the capacity to protect my own interests.

         [I am an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.]

         I further understand that pursuant to the Agreement the Option Shares are subject to additional restrictions regarding transfer and resale and Company repurchase rights.

         I hereby warrant that I am entitled under the Agreement and the Plan to purchase the Option Shares which I have agreed to purchase herein.

         I further understand that the Company may refrain from delivering or transferring the Option Shares until the Committee has determined that I have made payment in full of the Purchase Price for all Option Shares designated in this document (e.g., my check has cleared, if payment is made by personal check) and I have tendered to the Company (or, if applicable, an affiliate of the Company) cash or other consideration acceptable to the Committee which is sufficient to pay any federal, state or local taxes that the Committee determines the Company (or, if applicable, an affiliate of the Company) is required to withhold as a result of my exercise of the Option and that the Company (or, if applicable, an affiliate of the Company) has the right to deduct from cash payments otherwise due to me any such tax.




- ---------------------------------------
(signature)


Exercise Date:
              -------------------------

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT

                            -------------------------


         This agreement ("Agreement") by and between Take To Auction.Com, Inc., a Florida corporation (the "Company"), and Jonathan Geller (the "Optionee") currently residing at _____________________________, is entered into as of this 1st day of October, 1999 (the "Grant Date"). Under this Agreement, the Company grants an option (the "Option") to the Optionee to purchase a total of one hundred sixty-two thousand eight hundred fifty-seven (162,857) shares (the "Shares") of Common Stock which takes into consideration the stock split on a 2.326530644-for-1 basis effective November 3, 1999, par value $.001 per share of the Company (the "Common Stock") at the exercise price determined as provided herein, pursuant to the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The Optionee hereby acknowledges receipt of the Plan and agrees to be bound by all of the terms and conditions thereof. Capitalized terms used but not otherwise defined herein shall have the same meanings as provided in the Plan.

         1. Nature of the Option. This Option is a Non-Statutory Stock Option and is not intended to constitute an "incentive stock option" as that term is used in Code Section 422.

         2. Exercise Schedule. Except as otherwise provided herein or in the Plan, this Option shall be exercisable in accordance with Section 6 in whole or in part and cumulatively according to the following schedule:

                  (a) 54,285.67 shares of Common Stock shall vest one year after the signing of this Agreement.

                  (b) 54,285.67 shares of Common Stock shall vest two years after the signing of this Agreement.

                  (c) 54,285.67 shares of Common Stock shall vest three years after the signing of this Agreement.

provided, however, that in no event shall the Option be exercisable after the expiration of 7 years from the Grant Date. Notwithstanding any other provision herein, each increment of this Option set forth in the schedule above shall vest and become exercisable by the Optionee if and only if the Optionee is in the employ of the Company on the relevant date or dates indicated above.

         3. Change of Control; Acceleration of Vesting. In the event of a Change of Control this Option may, at the sole discretion of the Committee: (a) become immediately vested and exercisable in full; or (b) be converted into an option or similar equity security of the surviving or successor company having, as similar as possible or better, the rights, value, terms and characteristics of this Option, or (c) terminate immediately prior to the consummation of such proposed action; provided, that if the Option is then exercisable, the Optionee shall have received written notice within a reasonable time prior to the consummation of such action advising the Optionee of (i) any of the foregoing and (ii) that the Optionee has the opportunity to exercise his Option during such period. The Committee may, in the exercise of its sole discretion, in such instances declare that this Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his or her Option.

         4. Exercise Price. The exercise price of the Shares subject to this Option is $0.41 for each Share.

         5. Termination of Option Period.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become unexercisable at the time of the earliest to occur of the following:

                           (i) one year after the date on which the Optionee's
employment or service with the Company or a Subsidiary is terminated for any reason, including, but not limited to a Disability, other than by reason of (A) Cause, (B) voluntary termination of employment by the Optionee, or (C) the Optionee's death;

                           (ii) immediately upon the termination by the Company
or any Subsidiary of the Optionee's employment or service for Cause;

                           (iii) ninety days after the voluntary termination of
employment or service with the Company or any Subsidiary by the Optionee;

                           (iv) one year after the date of the Optionee's death;
provided, that if the Optionee shall die after terminating employment or service by reason of Disability, the unexercised portion of any Option may be exercisable only until the later to occur of one year following the Optionee's termination of employment or service, or one month following the Optionee's death.

                  (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice") to the Optionee, cancel, effective upon the date of the consummation of any Change of Control, any Option that remains unexercised on such date. Such cancellation notice shall be given within a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  (c) Upon termination of an Option pursuant to the foregoing provisions of this Section 5, any Option (or portion thereof) not previously exercised pursuant to Section 7 hereof shall be canceled.

         6. Transferability of Options.

                  (a) This Option is not subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or by the laws of descent and distribution and any attempt to make such a prohibited transfer shall be void. Notwithstanding, the Committee hereby permits the Optionee to transfer this Non Statutory Stock Option to a family member or trust for the benefit of a family member, provided such transfer does not violate the requirements of Rule 16-3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, in the event this Non Statutory Stock Option has been assigned or otherwise transferred, only by such assignee.

                  (b) Provided the transaction does not violate the requirements of Rule 16b-3, no Shares acquired by an Officer or Director, as these terms are defined under Rule 16b-3, pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the Grant Date.

         7. Exercise of Options.

                  (a) The Optionee shall exercise the Option in whole or in part by filing a written notice in the form of an "Exercise Letter" (attached hereto as Exhibit 1) with the Secretary of the Company at its corporate headquarters. The Exercise Letter shall specify the number of Shares that the Optionee elects to purchase, and shall be accompanied by payment of the exercise price for such Shares as indicated in the Exercise Letter.

                  (b) The exercise price of the Option may be paid in cash, by certified or official bank check, by personal check (with the approval of the Committee), by money order, with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, by authorization for the Company to withhold Shares issuable upon exercise of the Option, by arrangement with a broker that is acceptable to the Committee where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or a part of the proceeds from the sale of the Option Shares to the Company in payment of the exercise price or by a combination of the above, or by promissory note. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Exercise Letter is filed with the Company.

                  (c) The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to the Optionee under the terms of this Option and the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Until the issuance of the stock certificate evidencing the shares as to which an Option has been exercised, no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock subject to an Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, notwithstanding the exercise of such Option, except as expressly provided in
Section 10 hereof.

         8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal and State laws pertaining to the issuance of securities. If the Company reaches such a determination, it shall use all reasonable efforts to obtain compliance to such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         9. Death of Optionee. Upon the death of Optionee this Option may be exercised by the executor or administrator of the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and only for such period of time as shall be permitted pursuant to Section 5(a) hereof, and subject to all of the restrictions contained in this Agreement and the Plan.

         10. Adjustment of Shares.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the aggregate number of Shares which have been authorized for issuance hereunder, as well as the exercise price per share of Common Stock covered by this Option, shall be appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination or exchange of Common Stock (other than any such exchange or issuance of Common Stock through which Common Stock is issued to effect an acquisition of another business or entity or the Company's purchase of Common Stock to exercise a "call" purchase option). Such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

                  (b) The Committee may change the terms of Options outstanding under the Plan, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Committee's sole judgment and discretion, such adjustments become appropriate by reason of a Change of Control.

                  (c) Except as expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such shares, or upon conversion of shares or obligations of the Company convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to this Option.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock, that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise her or his Option.

         11. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any law, regulation, agreement or other applicable restriction, including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) an agreement and undertaking to comply with all
of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including without limitation any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         12. Redemption of Shares by the Corporation.

                  (a) Right to Redeem. Subject to any restrictions under applicable corporate or other laws, and notwithstanding any other provisions to the contrary, and in addition to the rights of the Company contained in Section 5 hereof, the Company shall have the right to redeem any Shares issued to the Optionee pursuant to the exercise by such Optionee of the Option granted to him hereunder immediately upon the termination of Optionee's employment or services arising from: (i) a Disability; (ii) the death of the Optionee; (iii) the voluntary termination of employment or services of the Optionee; or (iv) the termination of employment or services of the Optionee for Cause (each an "Event of Redemption").

                  (b) Redemption Price.

                           (i) Subject to clause (ii) below, the purchase price
(the "Redemption Price"), to be paid by the Company to the Optionee at the Redemption Closing (as defined below) for the Shares of the Optionee upon the occurrence of an Event of Redemption pursuant Section 12(a)(i)-(iii), shall be the Fair Market Value of the Shares on the date of the Event of Redemption as determined in accordance with Section 2(n) of the Plan.

                           (ii) In the event that the Corporation's right to
redeem pursuant to Section 12(a) above occurs as a result of the termination of employment or services of the Optionee for Cause, as set forth in Section 12(a)(iv) hereof, the Optionee shall not be entitled to receive any compensation for his Shares, and the Optionee shall immediately surrender the Shares to the Company without payment of any further compensation for the Shares.

                  (c) Redemption Closing. The closing (the "Redemption Closing") shall take place no later than thirty (30) days after the date of the occurrence of the Redemption Event. At the Redemption Closing: (i) the Optionee shall deliver to the Company the share certificate or certificates evidencing the ownership of the Shares together with duly executed stock powers endorsed in blank and such other documents as the Company shall require; and (ii) the Company shall pay to the Optionee the Redemption Price (if any) by wire transfer, certified check or, in the Company's sole discretion, by delivery of a promissory note to the Optionee in the principal amount of the Redemption Price and payable on such terms as the Company may deem appropriate.

         13. Withholding. In the event the Company determines that it is required to withhold Federal, state, or local taxes in connection with the purchase or disposition of Shares, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Company to enable it to satisfy no more than the statutory minimum of such withholding requirements.

         14. Miscellaneous.

                  (a) If any provision of this Agreement should be held invalid for the granting of Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

                  (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ or service of the Company or any

Affiliate, or to affect the right of the Company or any Affiliate to terminate such individual's employment or service at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Company or any Affiliate.

                  (f) This Agreement shall be binding upon the Company's successors and assigns and shall inure to the benefit of any representative, executor, administrator, heir or legatee of the Optionee.

         15. Acknowledgment. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

                                  TAKE TO AUCTION.COM, INC.

                                  By:/s/ Albert Friedman
                                     --------------------------------
                                     Albert Friedman, President

- --------------------------------------------------------------------------------




Accepted and Agreed to on the date first above written.

OPTIONEE

/s/ Jonathan Geller
- ---------------------------
Jonathan Geller

                                    Exhibit 1

                            TAKE TO AUCTION.COM, INC.

                             1999 STOCK OPTION PLAN

                        Election to Exercise Stock Option

To:

From:

Date:

         Pursuant to the provisions of my Option Agreement (the "Agreement") issued under the Take To Auction.Com, Inc. 1999 Stock Option Plan (the "Plan") with the grant date of _______________ [insert Grant Date], I hereby elect to exercise on the exercise date indicated below the option evidenced by that Agreement (the "Option") with respect to ___________ [insert number] Shares of Take To Auction.Com, Inc. (the "Option Shares"). I agree to purchase the Option Shares at the price and terms established under the Agreement and the Plan. I am attaching $_____________ (__________ U.S. Dollars) as payment in full of the exercise price of the Option Shares in the form of cash, bank check, certified check or personal check (with the consent of the Committee) [circle one].

         I hereby represent that I am acquiring the Option Shares for my own account for investment and that I have no present intention of distributing or otherwise disposing of any such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). I understand that no delivery of the Option Shares will be made to me until the Committee has determined that such delivery complies with applicable federal and state securities laws.

         I also recognize that such shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act or any applicable state securities laws, that the certificate will contain a legend restricting their transfer, that the transfer agent for Take To Auction.Com, Inc. (the "Company") will be instructed not to effectuate a transfer without written authorization from the Company and that the Option Shares may not be transferred or sold unless they are subsequently registered or an exemption from such registration is available. I understand that the Company is under no obligation to register the Option Shares.

         I am aware of the Company's business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. I acknowledge that I have received from the Company a copy of the Plan and a copy of the Agreement. I have substantial knowledge and experience in financial and business matters so that I am capable of evaluating the merits and risks of acquiring the Option Shares and have the capacity to protect my own interests.

         [I am an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.]

         I further understand that pursuant to the Agreement the Option Shares are subject to additional restrictions regarding transfer and resale and Company repurchase rights.

         I hereby warrant that I am entitled under the Agreement and the Plan to purchase the Option Shares which I have agreed to purchase herein.

         I further understand that the Company may refrain from delivering or transferring the Option Shares until the Committee has determined that I have made payment in full of the Purchase Price for all Option Shares designated in this document (e.g., my check has cleared, if payment is made by personal check) and I have tendered to the Company (or, if applicable, an affiliate of the Company) cash or other consideration acceptable to the Committee which is sufficient to pay any federal, state or local taxes that the Committee determines the Company (or, if applicable, an affiliate of the Company) is required to withhold as a result of my exercise of the Option and that the Company (or, if applicable, an affiliate of the Company) has the right to deduct from cash payments otherwise due to me any such tax.

- -------------------------------------
(signature)




Exercise Date:
              -----------------------